Exhibit 99.1

Investor Presentation June 2023

2 What We Do As a world - class resort and sports entertainment company, we do what no other company can through our unique brand partnerships and direct access to exclusive content. By doing this, we create exceptional experiences across multiple platforms that honor the past and inspire the future. With this unwavering purpose, we strive to maximize shareholder value and pursue excellence.

F a n t a s y Sports eGaming Sports Betting Sponso r sh i p s T h eme d A t t r actions Hospitality Live Entertainment Sponsorships Original Content High - Profile Partnerships Sponsorships 3

Competitive Advantage

UNIQUE POSITIONING AND MULTIMEDIA APPROACH



Our unique position and multimedia approach makes us the ONLY company of our kind fully poised to capitalize on the power and popularity of professional football.

- ✓ ***Integrated***
  Destination + Media + Gaming
- ✓ Multiple points of ***monetization*** within each business vertical
- ✓ New, interactive experiences and content for the ***world's most loyal fans***
- ✓ ***Ability to create*** unlimited, unique content
- ✓ Access to ***unprecedented partnerships***

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HOFREco Leadership

BOARD OF DIRECTORS



Marcus Allen
Pro Football Hall of Fame
Class of 2003
Milton, GA



Tony Buzzelli, CPA
AUDIT COMMITTEE CHAIR
Retired, Deloitte & Touche
Somerset, VA



Jerome Bettis
Pro Football Hall of Fame
Class of 2015
Atlanta, GA



Michael Crawford
CHAIRMAN OF THE BOARD
President & CEO, HOFREco
Canton, OH



David Dennis
Retired, KPMG
Longwood, FL



Jim Dolan
VICE CHAIRMAN
CEO, Voyager Holdings II
Naples, FL



Karl Holz
LEAD INDEPENDENT DIRECTOR, NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHAIR
President, Karl Holz Advisors, LLC
Orlando, FL



Stuart Lichter
President and Chairman, Industrial Realty Group (IRG)
Los Angeles, CA



Mary Owen
Life Trustee, Ralph C. Wilson, Jr. Foundation
Trophy Club, TX



Kimberly Schaefer
COMPENSATION COMMITTEE CHAIR
President, Two Bit Circus
Los Angeles, CA

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Our Approach 7 6

8 Birthplace of Professional Football S T R A T E G I C L O C A T I O N T A P S I N T O F O O T B A L L F A N D O M Dallas Cowboys 1,410 P hil ade lphi a Eagl e s 1,180 Pit t s bu r g h S t ee l e r s 1,151 New York Jets 1,252 Los Angeles Chargers 1,176 Arizona Cardinals 1,142 Denver Broncos 1,251 Seattle Seahawks 1,174 C hica go B e a r s 1,131 New York Giants 1,244 New Orleans Saints 1,169 Minnesota Vikings 1,131 Los Angeles Rams 1,218 Atlanta Falcons 1,168 Jacksonville Jaguars 1,131 Green Bay Packers 1,214 Tennessee Titans 1,167 Las Vegas Raiders 1,126 San Francisco 49ers 1,209 Indianap o l i s Colts 1,164 Cleveland Browns 1,119 Kansas City Chiefs 1,203 Houston Texans 1,163 Cincinnati Bengals 1,109 Ca r ol in a Pan t her s 1,201 Detroit Lions 1,157 Buffalo Bills 1,108 Tampa Bay Buccaneers 1,196 Miami Dolphins 1,153 Wa s hing ton Co mm ande r s 1,084 Baltimore Ravens 1,186 N e w E nglan d Pa t r io t s 1,152 Ne a rly h a lf of NFL f r anchi ses are lo cate d within an 8 - h o ur drive 5 0 m i ll i on people live within 300 mile s of Hall of Fame Village. Akron - Canton Airport provides direct flights to 16 airports. 2022 Total Attendance per NFL Team 2 (figures in thousands) Teams in gold are located within 8 - hour drive of location 1 Source: StatsAmerica.org 2 Source: ESPN

Destination- Based Entertainment Assets

LOCATED IN OHIO'S ONLY TOURISM DEVELOPMENT DISTRICT AND AN OPPORTUNITY ZONE


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7
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1
9
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Phase I

Completed • $250M Assets already created

1. Pro Football Hall of Fame*
2. Tom Benson Hall of Fame Stadium
3. ForeverLawn Sports Complex

Phase II**

4. Center for Performance
5. Constellation Center for Excellence
6. Fan Engagement Zone (Retail Promenade)
7. Play-action Plaza
8. A Hilton Tapestry Hotel
9. HOF Indoor Waterpark

Phase III

Up to *$300 Million in new assets* across *600 acres* of available land.

May include a potential mix of residential space, additional attractions, entertainment, dining, merchandise and more.

* Owned by Pro Football Hall of Fame
**DoubleTree by Hilton hotel opened in downtown Canton in November 2020.

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Tom Benson Hall of Fame Stadium 2 0 2 2 H A L L O F F A M E G A M E 10

Tom Benson Hall of Fame Stadium

HOSTED 125+ EVENTS AND OVER 50 HOURS OF NATIONALLY TELEVISED EVENTS IN 2022

Enshrinement Week powered by Johnson Controls
- Annual Pro Football Hall of Fame Game – Starts the NFL season
- Gold Jacket Ceremony, Enshrinement Ceremony, and Concert for Legends

USFL Semi-Final Playoff and Championship Games
- Hosting two USFL teams – Pittsburgh Maulers and New Jersey Generals
- Hosting North Division semifinal and Championship games

Black College Football Hall of Fame Classic Weekend
- Host annual game since 2019 featuring two HBCU teams

Women's Football Alliance Division Championships
- Largest, longest running & most competitive women's tackle football league in the world
- Over 60 teams across the United States
- 5-year partnership starting in 2021

OHSAA Football Championships
- Hosted OHSAA's state football championships across seven divisions

Concerts, Music Festivals & Community Events
- Kevin Hart, Bill Burr, Kidz Bop and Zac Brown Band in 2023
- Dave Chappelle, O'Jay's and Gladys Knight in 2022
- Winter Blitz and Hall of Fame Marathon


KEVIN HART
REALITY CHECK
TOUR 2023
MAY 18
TOM BENSON HOF STADIUM


KIDZ BOP
NEVER STOP
LIVE TOUR
TUESDAY, JULY 25
Tom Benson Hall of Fame Stadium
Canton, OH
HOFVILLAGE.COM


BILL BURR
Live
OCTOBER 7
HOFVILLAGE.COM
ON SALE JUNE 9

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K E Y D R I V E R S O F C A M P U S A T T E N D A N C E A N D E V E N T S ForeverLawn Sports Complex | Center for Performance # of Attendees (in 000s) Total Sports Complex Attendance 700 600 500 400 300 200 100 0 2017 2018 2019 2020* 2021 2022 2023E *Impacted by COVID - 19 ForeverLawn Sports Complex • Seven full - size synthetic turf multi - purpose fields (3 added in Phase II) plus one full - size natural grass field with running track • Constructed Grand Plaza, restrooms, and food & beverage vending areas in Phase II to improve customer experience and further monetize the complex Center for Performance • 135K sq. ft. facility and one of the largest fabric dome structures in U.S. • Multi - use facility for sports, conventions, and large events • Have hosted events ranging from multiple sporting events, college/career fairs, and lunch/dinner events since opening 12 12 12

DoubleTree Hotel | Constellation Center for Excellence

PHASE II DEVELOPMENT

DoubleTree Hotel

- Opened November 2020
- 164 guest rooms
- 11K sq. ft. of meeting space
- Rank #1 in comp set for Occupancy, ADR, and RevPAR

2022 SALT Scores

Overall Experience – Top 4%
Overall Services – Top 5%
Overall Accommodations – Top 2%
Hilton Honors Appreciation – Top 2%
Cleanliness of Guest Rooms – Top 2%

Constellation Center For Excellence

- 75K sq. ft. vibrant mixed-use setting
- Includes dynamic office space & retail pads
- Current tenants include Starbucks, Driven Elite, Constellation Energy, and Hall of Fame Resort & Entertainment Co.

Constellation

HALL OF FAME
RESORT & ENTERTAINMENT CO.

20-20 Ventures

DRIVEN ELITE

oswald
A UNISON RISK ADVISORS Company

ARCO
CONSTRUCTION







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Fan Engagement Zone | Play Action Plaza

PHASE II DEVELOPMENT

Fan Engagement Zone

- 82K sq. ft. of unique restaurant & retail offerings
- Sports entertainment & themed, experiential offerings
- Tenant buildouts have begun; expect current tenants opening in Q2 2023

Play Action Plaza

- 3.5-acre green space adjacent to Fan Engagement Zone
- Fun, football-themed area for recreation, events & informal gatherings
- Amusement Rides with *Red Zone* giant wheel and *Forward Pass* zip line

Don Shula's American Kitchen

The Pizza Oven — Family Owned & Operated Since 1956

Build-A-Bear Workshop

Perfect Pour — Martinis · Bourbon · Burgers

Heggy's Nut Shop — Fresh Roasted Nuts & Chocolates

Smoosh — Custom Ice Cream Cookie Sandwiches

The Brew Kettle

Visit Canton — Stark County Convention & Visitors' Bureau

Topgolf Swing Suite


Don Shula's
American Kitchen


Visit Canton
WELCOME CENTER
Build-A-Bear Workshop




SUMMER OF FUN
$7 RIDES
Mon-Tues: 11:00am to 9:00pm
Thurs: 11:00am to 9:00pm
Fri-Sun: 11:00am to 10:00pm
CLICK HERE TO PURCHASE TICKETS
EVENT SCHEDULE
JUNE
JULY
AUGUST

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Waterpark Tapestry Hotel Waterpark • 120K sq. ft. waterpark including 85K sq. ft. of indoor waterpark wet space • Technology - driven, football - themed experiential attraction and only football - themed waterpark in the U.S. • Waterpark will include wave pool, lazy river, water slides, private cabanas, party rooms, and swim - up bar • Construction began December 2022 Tapestry Hotel • Part of Hilton’s Tapestry brand, the hotel will be located on north - end of HOFV campus adjacent to the Waterpark • 180 rooms upscale, football - themed guest rooms • 10K sq. ft. of meeting space • Provides on - campus lodging for on - campus guests • Expected to begin construction in Summer 2023 15

Hall of Fame Village Media

WORLD-CLASS CONTENT COMPANY

The HOFV Media vertical implemented a content-development structure with a focus on producing original content across all formats, while offering viewers unprecedented access to some of the greatest athletes, intellectual property and events.

Hall of Fame Village Media brings a 360-degree approach to content creation, offering a full suite of services, first-class facilities, and capabilities

HALL OF FAME VILLAGE MEDIA



CONTENT DISTRIBUTION OPPORTUNITIES

SOCIAL MEDIA

BROADCAST OVER-THE-TOP

FOX
FOX SPORTS
NFL REDZONE from NFL NETWORK
CBS ALL ACCESS

STREAMING

YouTube TV
hulu
Disney+
amazon
max
NETFLIX

Areas of Content Creation

- Series
- Films/Documentaries
- Podcasts
- Branded/Short-Form Content
- Specials/Tentpole Events
- Emerging Media

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Media Content Initiatives

CONTENT CREATION ACROSS MULTIPLE CHANNELS


HALL OF FAME
VILLAGE MEDIA
INSPIRED:
HEROES OF CHANGE


THE PERFECT 10



Inspired

A celebration of inspirational NFL figures who have used their platform to help those in need while bringing people and their communities together.

Inspired's pilot aired in June across Gray Television's nationally syndicated channels and was #1 broadcast within 25-54 age group in the time period.

The Perfect Ten

A 90-minute documentary that profiles the exclusive group of NFL athletes who are both Heisman Trophy winners and Pro Football Hall of Fame inductees.

The documentary was FOX's highest rated, prime time documentary since 2020.

Gone Fishin'

Features Hall of Fame head coach Jimmy Johnson and a collection of celebrity guests competing in fishing competitions and sharing stories.

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Media Content Initiatives

CONTENT CREATION ACROSS MULTIPLE CHANNELS



Football Heaven

Video podcast exploring some of the most fascinating stories and personalities in Pro Football history.

Featured guests include Chris Berman, Doug Williams, Edgerrin James, Jerome Bettis, Jim Kelly, Joe Greene, Kurt Warner, Larry Little, and Warren Moon, among others.


THE GOAT CODE

The "GOAT" Code

Partnered with six-time Emmy Winner John Brenkus' Brinx.TV to create "John Brenkus Presents: The GOAT Code." This ground-breaking show brings to life the scientific tangibles and intangibles behind the performance of the greatest football players of all time.

HALL OF FAME VILLAGE MEDIA

reach tv

Entered into a multi-show partnership with ReachTV to create two shows.

Hometown Heroes is a series of video shorts that follows Hall of Fame athletes from various sports as they visit their favorite places in the sports towns where they became famous.

The Business of Athletes will follow current and former professional athletes from a variety of sports who are using their earnings from playing to start the businesses of their dreams.

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HOFV-PASS Digital Collectible

LEVERAGING ASSETS AND SYNERGIES ACROSS VERTICALS


BECOME A HALL OF FAME VILLAGER!
EACH HOFV-PASS COMES WITH IT'S OWN UNIQUE VILLAGER.

- Launched a new era of fandom with HOFV-PASS 2023 Digital Collectibles.
- By collecting and owning the HOFV-PASS 2023, sports fans can gain access to exclusive experiences, community, and giveaways.
- Two different levels of HOFV-PASS: **NAVY** & **DIAMOND**
- HOFV-PASS holders can expect monthly additions of valuable access and discounts throughout the life of the HOFV-PASS.

REWARDS

	NAVY	DIAMOND
MONTHLY FORWARD PASS RIDES (ZIPLINE)	X	X
MONTHLY RED ZONE RIDES (GIANT WHEEL)	X	X
HOFV GENERAL ADMISSION TICKET & ACCESS TO HOFV-PASS AREA	X	X
DISCOUNTED OFFERS TO THE PRO FOOTBALL HALL OF FAME	X	X
TOM BENSON HALL OF FAME STADIUM VIP TOUR	X	X
EXCLUSIVE PRO FOOTBALL HALL OF FAME EVENT INVITATIONS	X	X
DISCOUNTED RATES TO DOUBLETREE BY HILTON CANTON DOWNTOWN	X	X
DIGITAL COLLECTIBLE AIR-DROPS	X	X
ENTRY TO GOLD SUMMIT GAMING ESPORTS EVENTS	X	X
VIP TICKET TO ENSHRINEMENT CEREMONY		X
VIP PARKING SPOT FOR ENSHRINEMENT CEREMONY		X
VIP ENTRY TO HOF TERRACE PARTY		X
FOOD & BEVERAGE DISCOUNTS		X
EXCLUSIVE MEET & GREET OPPORTUNITIES		X

Restrictions apply, see Terms & Conditions for details.
Select tour dates available, reservation to be made at least 7 days in advance.
Details TBD at later date

FOR FULL TERMS AND CONDITIONS CLICK HERE


HOFV
2023
VILLAGER
SOLD OUT
HOFV
2023
VILLAGER

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Betting. F antas y . Espor t s.

Gold Summit Gaming S P O R T S B E T T I N G PHYSICAL PRESENCE AND POTENTIAL TO CONNECT THROUGH HOFV ECOSYSTEM AS A SPORTS AND ENTERTAINMENT COMPANY, WE WILL CREATE A UNIQUE AND ENGAGING EXPERIENCE THAT WILL APPEAL TO ALL SPORTS AND GAMING FANS MOBILE PARTNER SPONSORSHIP EQUITY OWNERSHIP 23

Hall of Fantasy League

FIRST NATIONAL FANTASY LEAGUE

Two Free-to-Play Contest Formats

- Season Long and Weekly Contests
- $100,000 Total Cash Prizes


DOUBLE DOWN
HOFL
LEGENDARY LINEUPS
$75,000
SEASON LONG
HOFL
BLOOD, SWEAT & TIERS
$25,000
WEEKLY DFS

HOFL

HALL OF FANTASY LEAGUE

HALL OF FAMER EMMITT SMITH LEAGUE COMMISSIONER OF SEASON II


DOWNLOAD THE APP!
CHANCE TO WIN
EMMITT
SMITH
SIGNED FOOTBALL
HOFL
HALL OF FANTASY LEAGUE

Premium Subscription Offering Inside the App

- Unlock exclusive insights and advanced stats
- Access Timely NFL Data Feeds:
  - Premium Stats
  - Season projections
  - Weekly projections
  - Custom rankings
  - Depth charts
  - Insider player news
  - Injuries



HOFL
HALL OF FANTASY LEAGUE

WEST	EAST
Hogmollies	Atlanta Hot Wings
Mile Highs	Boston Barflies
Winter Warriors	
Los Angeles Sidekicks!	New York Bodega Cats
Seattle Haze	Goats
Pocket Kings	Philadelphia Powderkegs

12 Popular Expert Fantasy Analysts serve as General Managers of the Franchises

Interactions with Contestants all Season

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E S P O R T S Gold Summit Gaming Virtual and location - based Gaming experiences, such as tournaments, LAN events and Virtual Reality. Onsite & Virtual Events – Hosting & Producing Tournament Events 25

Sponsorship 26

FINANCIALS

I N F Y 2 0 2 2 Financial Growth S I G N I F I C A N T G R O W T H 28 Note: Figures in Dollars and Millions Long - Term Financial Target $150M in Revenue and $50M Adjusted EBITDA when stabilization is achieved FY2021 Actual Revenue $10.8M Adjusted EBITDA $(22.7M) FY2022 Actual Revenue $16.0M Adjusted EBITDA $(25.3M) FY2023 Guidance Revenue 75% YoY Growth Adjusted EBITDA Loss in Mid - to - High Teens

29 R E S T R U C T U R E D Debt Profile $40 . 3 $29 . 5 $ 3. 8 $ 1 5 . 9 $ 1 76 . 9 $ 1 5 . 3 FY23 FY 24 FY 25 FY 26 FY 27 Beyond FY27 $ in millions $4 3. 4 $ 3. 0 $27 . 7 $4 . 5 $ 3 7 . 2 FY 22 $0 . 0 FY23 FY 24 FY 25 FY 26 Beyond FY26 $ in millions D E B T A N D L E N G T H E N E D M A T U R I T I E S Q4 2021 Current Profile Loan Maturity By Fiscal Year Total Debt - $115.7M Weighted Average Maturity – 5.7 years Weighted Average Interest – 7.1% Loan Maturity By Fiscal Year Total Debt - $284.7M Weighted Average Maturity – 24.6 years Weighted Average Interest – 8.3% HOFV HAS LENGTHENED WEIGHTED AVERAGE MATURITY; KEPT WEIGHTED AVERAGE INTEREST RELATIVELY UNCHANGED IN RISING INTEREST RATE ENVIRONMENT Note: Current profile reflects amounts outstanding as of 3/31/23 includes TWAIN and Oakstreet ground leases and fully drawn $10M Huntington loan Amounts are in millions and may not add due to rounding.

Present & Future Revenue Streams

CREATING A MULTI-DIMENSIONAL ENTERTAINMENT & MEDIA COMPANY


Stadium
Waterpark
Hotels
Play-Action Plaza & Retail
Centers for Excellence & Performance
Sports Complex
Sports Betting & Fantasy Sports
Sponsorships & Media
Synergistic Revenue Enhancement
HOFL
Destination-Based/Physical Assets
Offsite & Non-Physical Assets

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APPENDIX

Non - GAAP Reconciliation 32 Adjusted EBITDA reconciliation ($ in millions) 12 Months Ended December 31, 2021 12 Months Ended December 31, 2022 Net (loss) income attributable to HOFRE stockholders ($93.1) ($46.9) (Benefit from) provision for income taxes - - Interest expense 3.6 5.4 Depreciation expense 12.2 12.0 Amortization of note discounts 5.2 6.3 EBITDA ($72.2) ($23.3) Loss (gain) on extinguishment (0.4) 6.4 Impairment expense 1.7 - Change in fair value of warrant liability 48.1 (9.4) Change in fair value of interest rate swap - 0.2 Preferred stock dividends 0.7 1.1 Non - controlling interest (0.4) (0.3) Adjusted EBITDA ($22.4) ($25.3)

Forward - Looking Statements Certain statements made herein are “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words and phrases such as “opportunity,” “future,” “will,” “goal,” “enable,” “pipeline,” “transition,” “move forward,” “towards,” “build out,” “coming” and “look forward” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside the Company’s control, which could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements . Important factors that may affect actual results or outcomes include, among others, the Company’s ability to manage growth ; the Company’s ability to execute its business plan and meet its projections, including obtaining financing to construct planned facilities ; potential litigation involving the Company ; changes in applicable laws or regulations ; general economic and market conditions impacting demand for the Company’s products and services, and in particular economic and market conditions in the resort and entertainment industry ; the effects of the ongoing global coronavirus (COVID - 19 ) pandemic on capital markets, general economic conditions, unemployment and the Company’s liquidity, operations and personnel ; increased inflation ; the inability to maintain the listing of the Company’s shares on Nasdaq ; and those risks and uncertainties discussed from time to time in our reports and other public filings with the SEC . The Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . 33

Statement Regarding Use of Non - GAAP Financial Measures Hall of Fame Resort and Entertainment Company (“HOFV”) reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”) and corresponding metrics as non - GAAP financial measures . The presentation includes references to the following non - GAAP financial measures : EBITDA and adjusted EBITDA . These are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance . Management believes that reporting these non - GAAP financial measures is useful to investors as these measures are representative of the company’s performance and provide improved comparability of results . See the table below for the definitions of the non - GAAP financial measures referred to above and corresponding reconciliations of these non - GAAP financial measures to the most comparable GAAP financial measures . Non - GAAP financial measures should be viewed as additions to, and not as alternatives for the Company’s results prepared in accordance with GAAP . In addition, the non - GAAP measures the Company uses may differ from non - GAAP measures used by other companies, and other companies may not define the non - GAAP measures the company uses in the same way . Additional Information The following trademarks and corresponding logos are the trademarks of their respective owners : The following trademarks and corresponding logos are the trademarks of their respective owners : Pro Football Hall of Fame, Black College Football Hall of Fame, National Football League (“NFL”), The Women’s Football Alliance, NCAA, OHSAA, United States Football League (“USFL”), Kevin Hart, Kidz Bop, Bill Burr, ForeverLawn, NBC Sports Edge, DoubleTree, Hilton Worldwide Holdings Inc, Constellation Energy, Starbucks, Driven Elite, Oswald Companies, ARCO Construction, 20 - 20 Ventures, Don Shula’s American Kitchen, The Pizza Oven, Build - A - Bear Workshop, Perfect Pour, Heggy’s Nut Shop, SMOOSH Cookies, The Brew Kettle, Visit Canton, TopGolf Swing Suite, Facebook, Instagram, Twitter, TikTok, Snapchat, FOX Corporation, Fox Sports, NFL Network, CBS All Access, YouTube TV, Twitch, Disney+, Amazon . com, Max, Netflix, Fox Sports Films, H 2 H, Reach TV, Betr, Super Smash Bros, Madden, EA Sports, Commscope, Cleveland Clinic, Kempthorn Volkswagen, Hilscher - Clarke Electric Company, Blue Technologies, Beaver Constructors Inc . , Sherwin Williams, Forest City Erectors Inc . , Republic Services, Inc, RC Glass, Coors Light, American Standard, Hendrickson, Slrrrp Shots, Robertson Kitchen and Bath Gallery, OCP, Kona Ice, Crestron, Dairy Queen, Cardinal Group, and Golden Corral NFL Football Teams : New England Patriots, New York Giants, New York Jets, Washington Commanders, Baltimore Ravens, Philadelphia Eagles, Buffalo Bills, Pittsburgh Steelers, Detroit Lions, Cleveland Browns, Cincinnati Bengals, Indianapolis Colts, Chicago Bears, Green Bay Packers, Minnesota Vikings, Kansas City Chiefs, Tennessee Titans, Carolina Panthers, Atlanta Falcons, Jacksonville Jaguars, Tampa Bay Buccaneers, Miami Dolphins, New Orleans Saints, Houston Texans, and Dallas Cowboys 34

For more information, please contact: Investor Relations (330) 458 - 9176 I n v e s t o r . R el a tio n s@ h o f r e c o. c om 2626 Fulton Drive NW Canton, OH 44718 https//ir.hofreco.com